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                                                                  Exhibit  99.1





                                     CONFIDENTIAL






                     MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES







                        JULY 1998 FINANCIAL REPORTING PACKAGE

                                     (UNAUDITED)



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                       JULY 1998 FINANCIAL REPORTING PACKAGE

                                      CONTENTS
                                       --------




Schedule                                                    Page
--------                                                    ----


July 1998 Month
     - Income Statement                                       1
     - Balance Sheet                                          2
     - Cash Flow Statement                                    3



July 1998 YTD
     - Income Statement                                       4
     - Cash Flow Statement                                    5


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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                          JULY 1998 MONTH INCOME STATEMENT
                                   (in thousands)



                                                             ACTUAL
                                                            ---------

Net sales
     Wholesale                                              $13,967
     Retail                                                   5,203
                                                           --------
     Total                                                   19,170

Cost of sales                                                13,091
                                                           --------

Gross profit                                                  6,079
     %                                                        31.7%

Operating expenses
     Design                                                     310
     General and administrative                               1,943
     Advertising                                                145
     Coop - advertising                                         228
     Selling                                                    918
     Selling - Retail                                         1,627
     Distribution                                               845
                                                           --------
     Total                                                    6,016
                                                           --------

Income (Loss) before
     interest and taxes (EBIT)                                   63

Interest expense                                                419
Reorganization cost                                             211
                                                           --------
Pretax loss                                                    (567)

Taxes                                                            23

                                                           --------
Net loss                                                      ($590)
                                                           ========

EBIT                                                           $ 63

Depreciation                                                    408
                                                           --------

EBITDAR                                                        $471
                                                           ========


                                         (1)
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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      BALANCE SHEETS FOR THE PERIODS INDICATED
                                   (in thousands)

                                                             AS OF
                                                         JULY 28, 1998

                                                             ACTUAL
                                                            --------

ASSETS
Current assets
     Cash and cash equivalents                            $   5,274
     Accounts receivable, net                                23,978
     Inventories, net                                        66,627
     Other current assets                                     2,615
     Insurance receivable                                     3,509
                                                          ---------
          Total current assets                              102,003
Property, plant & equipment, net                             32,600
Other assets                                                  4,411
                                                          ---------
     TOTAL ASSETS                                         $ 139,014
                                                          =========

LIABILITIES
Current liabilities
     Liabilities not subject to compromise
     Current Liabilities:
     Accounts payable                                     $   8,064
     Accrued expenses                                        14,159
          Cash collateral loan                               29,637
          Revolver                                           13,983
                                                          ---------
       Total current liabilities                             65,843
     Liabilities subject to compromise                      215,838
     Other liabilities                                          630
                                                          ---------
     TOTAL LIABILITIES                                      282,311
                                                          ---------

EQUITY
Stock                                                             5
Paid in capital                                              40,899
Accumulated deficit                                        (173,178)
Year to date loss                                           (11,023)
                                                          ---------
   TOTAL  DEFICIT                                          (143,297)
                                                          ---------

            TOTAL LIABILITIES AND DEFICIT                $  139,014
                                                         ==========


                                         (2)
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                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                      JULY 1998 MONTH STATEMENT OF CASH FLOWS
                                   (in thousands)


                                                            ACTUAL
                                                           --------

OPERATING ACTIVITIES

Net loss                                                   $   (590)
Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                              408
     Changes in operating assets and liabilities:
       Increase in accounts receivable                       (2,123)
       Decrease in inventories                                3,132
       Decrease in prepaid expenses and other assets            160
       Increase in accounts payable, accrued expenses,
         taxes and sundry liabilities                           786
                                                           --------
Net cash provided by (used in) operating activities           1,773
                                                           --------

INVESTING ACTIVITIES
Additions to property, plant and equipment (Net)               (308)
                                                           --------
Net cash used in investing activities                          (308)
                                                           --------

FINANCING ACTIVITIES
Net (repayments) borrowings under revolving credit loan      (1,542)
                                                           --------
Net cash (used in) provided by financing activities          (1,542)
                                                           --------

Decrease in cash                                                (77)
Cash at beginning of period                                   5,351
                                                           --------
Cash at end of period                                      $  5,274
                                                           ========





                                         (3)
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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                           JULY 1998 YTD INCOME STATEMENT
                                   (in thousands)

                                                            ACTUAL
                                                           --------

Net sales
     Wholesale                                            $  89,471
     Retail                                                  29,502
                                                          ---------
     Total                                                  118,973

Cost of sales                                                82,817
                                                          ---------

Gross profit                                                 36,156
     %                                                        30.4%

Operating expenses
     Design                                                   2,366
     General and administrative                               9,736
     Advertising                                                908
     Coop - advertising                                       2,755
     Selling                                                  7,928
     Selling - Retail                                        11,434
     Distribution                                             6,847
                                                          ---------
     Total                                                   41,974
                                                          ---------

Loss before
     interest and taxes (EBIT)                               (5,818)

Interest expense                                              3,058
Reorganization cost                                           1,837
                                                          ---------
Pretax loss                                                 (10,713)

Taxes                                                           310

Net loss                                                  $ (11,023)
                                                          ---------

EBIT                                                      $  (5,818)

Depreciation                                                  2,883
                                                          ---------

EBITDAR                                                   $  (2,935)
                                                          =========


                                         (4)
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                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                       JULY 1998 YTD STATEMENT OF CASH FLOWS
                                   (in thousands)

                                                            ACTUAL
                                                           --------
OPERATING ACTIVITIES

Net loss                                                  $ (11,023)
Adjustments to reconcile net loss to net cash used in
   Operating activities:
     Depreciation and amortization                            2,883
     Changes in operating assets and liabilities:
       Increase in accounts receivable                       (7,029)
       Decrease in inventories                                  628
       Decrease in prepaid expenses and other assets          2,221
       Increase (decrease) in accounts payable, accrued
         expenses, taxes and sundry Liabilities               3,469
                                                          ---------
Net cash used in operating activities                        (8,851)
                                                          ---------

INVESTING ACTIVITIES
Additions for Vallodolid expansion                             (300)
Additions to property, plant and equipment (Net)             (1,768)
                                                          ---------
Net cash used in investing activities                        (2,068)
                                                          ---------
FINANCING ACTIVITIES
Net borrowings under revolving credit loan                    9,092
                                                          ---------
Net cash provided by financing activities                     9,092
                                                          ---------

Decrease in cash                                             (1,827)
Cash and Cash Equivalents at beginning of year                7,101
                                                          ---------
Cash and Cash Equivalents at end of period                $   5,274
                                                          =========




                                         (5)